Exhibit 10.10


    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Belo Horizonte, June 30, 2003

Securities and  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:


The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. Jose Salim Mattar Junior, the Chief Executive Officer, and Roberto Antonio Mendes, the Chief Financial Officer of Localiza Franchising S.A., each certifies that, to the best of their respective knowledge:

1. the Annual Report on Form 20-F (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Localiza Franchising S.A.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Localiza Franchising S.A. and will be retained by Localiza Franchising S.A. and furnished to the Securities and Exchange Commission or its staff upon request.


                                        /s/ Jose Salim Mattar Junior
                                        ----------------------------
                                        Name: Jose Salim Mattar Junior
                                        Title: Chief Executive Officer/President


                                        /s/ Roberto Antonio Mendes
                                        --------------------------
                                        Name: Roberto Antonio Mendes
                                        Title: Chief Financial Officer